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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                        Date of Report:   June 17, 1997
                       (Date of earliest event reported)


                          [LOGO OF KOO KOO ROO, INC.]

                               KOO KOO ROO, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                  0-19548               22-3132583
(State or other jurisdiction of   (Commission    (IRS Employer Identification #)
 incorporation or organization)   File Number)


                          11075 SANTA MONICA BOULEVARD
                                   SUITE 225
                             LOS ANGELES, CA 90025
          (Address of principal executive office, including zip code)



                                 (310) 479-2080
              (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS

          On June 17, 1997 Koo Koo Roo, Inc. (the "Registrant") disseminated a press release relating to its Annual Meeting of Stockholders held on June 17, 1997 which press release is filed herewith as Exhibit 5-1 and incorporated herein by this reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
  NO.                        DESCRIPTION
-------                      -----------

5.1           Press Release dated June 17, 1997

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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  KOO KOO ROO, INC.



                                  By: /s/ Robert F. Kautz
                                      -------------------
                                      Robert F. Kautz
                                      President and
                                      Chief Financial Officer

Dated: June 24, 1997

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